UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 4, 2022

COMMISSION FILE NUMBER
1-6780
(Rayonier Inc.)
COMMISSI
O
N FILE NUMBER:
333-237246
(Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number
13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number
91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904)
357-9100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Rayonier Inc.: Emerging growth company	☐

Rayonier, L.P.: Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.: ☐
Rayonier, L.P.: ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 4, 2022, the Company and Operating Partnership entered into a Distribution Agreement (the “Distribution Agreement”) with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., as sales agents and/or principals (the “Agents”). Under the terms of the Distribution Agreement, the Company may sell its common shares, no par value (“common shares”), from time to time, to or through the Agents, up to an aggregate offering price of $300,000,000 (the “Offering”). Offers and sales, if any, may be made by means of ordinary brokers’ transactions on or through the New York Stock Exchange, or any other existing trading market for the Company’s common shares in the United States or to or through a market maker, or otherwise at market prices prevailing at the time of sale, in negotiated transactions, or any method that is deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and as otherwise agreed with the applicable Agent, including in block transactions or any other method permitted by law. Pursuant to the Distribution Agreement, the Company will pay the Agents an aggregate fee of no greater than 2% of the gross sales price per share for the shares sold through the Agents.
The Company intends to use the net proceeds from any sales of its common shares resulting from the Offering for general corporate purposes, including repaying indebtedness or funding acquisitions. Net proceeds used to repay indebtedness may be applied to amounts outstanding on the Company’s (i) term credit agreement due April 2028, (ii) incremental term loan agreement maturing in May 2026 and (iii) 2021 incremental term loan agreement maturing in June 2029.
The Company is not obligated to sell, and the Agents are not obligated to buy or sell, any shares under the Distribution Agreement. No assurance can be given that the Company will sell any shares under the Distribution Agreement, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.
The shares will be offered pursuant to the Company’s shelf registration statement on Form
S-3
(Registration
No. 333-268176),
which was automatically effective under the Securities Act on November 4, 2022 upon filing (the “Registration Statement”).
A copy of the Distribution Agreement is filed as Exhibit 1.1 to this current report on Form
8-K,
and the information in the Distribution Agreement is incorporated into this Item 1.01 by reference. The representations, warranties and covenants made by the Company in the Distribution Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreement, and should not be deemed to be a representation, warranty or covenant to anyone who is not a party thereto. Moreover, such representations, warranties or covenants were made only as of specified dates. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs. The foregoing description of the Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The Distribution Agreement listed below and filed as Exhibit 1.1 to this report, as well as the other materials that are being filed as exhibits to this report, are being filed pursuant to Item 601 of the Securities and Exchange Commission’s (the “Commission”) Regulation
S-K
in lieu of filing the otherwise required exhibits to the Registration Statement. This report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation
S-K)
in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit No.	Exhibit Description

1.1	Distribution Agreement, dated November 4, 2022, by and among the Company, Operating Partnership, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Raymond James & Associates, Inc.

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary
November 4, 2022

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